SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2020

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(State or other Jurisdiction of	Commission File Number	(IRS Employer
Incorporation or Organization		Identification No.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JBHT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 7.01   REGULATION FD DISCLOSURE

In March 2020, J. B. Hunt Transport Services Inc.’s (the “Company”) management changed the way it internally evaluates the operating performance of its business units and adopted a new segment reporting structure that will begin with the release of Q1 2020 results. As part of this new structure, the Company separated its Dedicated Contract Services segment into two reportable segments: Dedicated Contract Services and Final Mile Services. The Company is now comprised of the following segments:

•	Intermodal (JBI)

•	Dedicated Contract Services (DCS)

•	Integrated Capacity Solutions (ICS)

•	Final Mile Services (FMS)

•	Truckload (JBT)

On April 7, 2020, the Company made available on its website at www.jbhunt.com under the “Investors” and “Presentations” tabs and in the attached Exhibit 99.1 certain recast reportable business segment historical results and other statistical information for each quarter of fiscal 2019 and 2018. These segment changes have no impact on our historical consolidated balance sheets, statements of earnings or cash flows. The recast segment financial and statistical information provided in Exhibit 99.1 to this Current Report on Form 8-K do not represent a restatement of previously issued financial statements. The information in this Item 7.01, including Exhibit 99.1, should be read in conjunction with our Quarterly Reports on Form 10-Q for each of the quarters of fiscal 2019 and 2018 and our Annual Reports on Form 10-K for the years ended December 31, 2019 and December 31, 2018.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Presentation of Reportable Segments of J.B. Hunt Transport Services, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 7th day of April 2020.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ John N. Roberts, III

John N. Roberts, III
President and Chief Executive Officer
(Principal Executive Officer)

BY:	/s/ John Kuhlow

John Kuhlow
Senior Vice President, Controller, Chief
Accounting Officer, and Interim Chief
Financial Officer
(Principal Financial Officer)